LKCM FUNDS
LKCM Aquinas Fixed Income Fund

Supplement dated June 14, 2010
to the Prospectus dated May 1, 2010

On May 18, 2010, the Board of Trustees (the “Board”) of LKCM Funds (the “Trust”) approved a plan to liquidate and terminate the LKCM Aquinas Fixed Income Fund (the “Fund”), upon recommendation by Luther King Capital Management Corporation (“LKCM”), the manager to the Fund.  Due to the Fund’s low level of assets, LKCM does not believe that it can continue to conduct the Fund’s business and operations in an economically efficient manner.  As such, the Board concluded that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.

In anticipation of the liquidation, the Fund will stop accepting purchases and exchanges into the Fund effective June 14, 2010.  On or about July 30, 2010 (the “Liquidation Date”), the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares.  These distributions are taxable events.  Once the distribution is complete, the Fund will terminate.

Please note that you may exchange your shares of the Fund at net asset value at any time prior to the Liquidation Date for shares of another LKCM Fund.  You also may redeem your shares of the Fund at any time prior to the Liquidation Date.  No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions.  In general, exchanges and redemptions are taxable events.

If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences.

For more information, please contact us at 1-800-423-6369.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE